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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) October 8, 2003
                                                         ---------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                         1-13936               52-1940834
      --------                      ---------------          ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization      File Number)            Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

      On October 8, 2003, BostonFed Bancorp, Inc. announced that Boston Federal Savings Bank ("BFSB"), its wholly owned subsidiary, had received Office of Thrift Supervision ("OTS") approval to purchase from Encore Bank seven (7)
branch offices located in Belmont, Lexington, Needham, Newton, Sudbury, Wellesley and Woburn, Massachusetts.

      A press release announcing the receipt of OTS approval to purchase the branch offices is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated October 8, 2003







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BOSTONFED BANCORP, INC.



Dated: October 8, 2003                 By: /s/ John A. Simas
                                           -------------------------------------
                                           Name: John A. Simas
                                           Title:   Executive Vice President,
                                           Chief Financial Officer and Secretary




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                                  EXHIBIT INDEX


Exhibit 99.1  Press Release dated October 8, 2003